                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc., AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

      1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

      2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

      Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

      IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                             AIM ADVISOR FUNDS
                                             AIM EQUITY FUNDS
                                             AIM FLOATING RATE FUND
                                             AIM FUNDS GROUP
                                             AIM GROWTH SERIES
                                             AIM INTERNATIONAL FUNDS, INC.
                                             AIM INVESTMENT FUNDS
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SELECT REAL ESTATE INCOME FUND
                                             AIM SUMMIT FUND
                                             AIM TAX-EXEMPT FUNDS
                                             AIM VARIABLE INSURANCE FUNDS
                                             SHORT-TERM INVESTMENTS CO.
                                             SHORT-TERM INVESTMENTS TRUST
                                             TAX-FREE INVESTMENTS TRUST

                                             By: /s/ Robert H. Graham
                                                 -------------------------------

                                             Title: President
                                                    ----------------------------

                                             A I M ADVISORS, INC.

                                             By: /s/ Mark H. Williamson
                                                 -------------------------------

                                             Title: President
                                                    ----------------------------

                                  EXHIBIT "A"

                                AIM ADVISOR FUNDS

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM International Core Equity Fund     September 11, 2000

                                AIM EQUITY FUNDS

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM Aggressive Growth Fund                June 21, 2000
AIM Basic Value II Fund                  August 29, 2002
AIM Blue Chip Fund                        June 21, 2000
AIM Capital Development Fund              June 21, 2000
AIM Charter Fund                          June 21, 2000
AIM Constellation Fund                    June 21, 2000
AIM Core Strategies Fund                December 28, 2001
AIM Dent Demographic Trends Fund          June 21, 2000
AIM Diversified Dividend Fund           December 28, 2001
AIM Emerging Growth Fund                  June 21, 2000
AIM Large Cap Basic Value Fund            June 21, 2000
AIM Large Cap Growth Fund                 June 21, 2000
AIM Mid Cap Growth Fund                   June 21, 2000
AIM U.S. Growth Fund                     August 29, 2002
AIM Weingarten Fund                       June 21, 2000

                             AIM FLOATING RATE FUND

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM Floating Rate Fund                 September 1, 2001

                                 AIM FUNDS GROUP

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM Balanced Fund                          June 1, 2000
AIM Basic Balanced Fund                 September 28, 2001
AIM European Small Company Fund           August 30, 2000
AIM Global Utilities Fund                   June 1, 2000
AIM Global Value Fund                    December 27, 2000
AIM International Emerging Growth Fund    August 30, 2000
AIM Mid Cap Basic Value Fund             December 27, 2001
AIM New Technology Fund                   August 30, 2000
AIM Premier Equity Fund                    June 1, 2000
AIM Premier Equity II Fund                August 30, 2000
AIM Select Equity Fund                     June 1, 2000
AIM Small Cap Equity Fund                 August 30, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM GROWTH SERIES

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM Basic Value Fund                      June 5, 2000
AIM Mid Cap Core Equity Fund            September 1, 2001
AIM Small Cap Growth Fund              September 11, 2000
AIM Global Trends Fund**                September 1, 2001

                          AIM INTERNATIONAL FUNDS, INC.

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM Asia Pacific Growth Fund              June 21, 2000
AIM European Growth Fund                  June 21, 2000
AIM Global Aggressive Growth Fund         June 21, 2000
AIM Global Growth Fund                    June 21, 2000
AIM International Growth Fund             June 21, 2000

                              AIM INVESTMENT FUNDS

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM Developing Markets Fund             September 1, 2001
AIM Global Energy Fund                  September 1, 2001
AIM Global Financial Services Fund     September 11, 2000
AIM Global Health Care Fund             September 1, 2001
AIM Global Science and
     Technology Fund                    September 1, 2001
AIM Libra Fund                          November 1, 2002
AIM Trimark Endeavor Fund                November 3 2003
AIM Trimark Fund                        November 3, 2003
AIM Trimark Small Companies Fund        November 3, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM High Yield Fund                        June 1, 2000
AIM Income Fund                            June 1, 2000
AIM Intermediate Government Fund           June 1, 2000
AIM Limited Maturity Treasury Fund         June 1, 2000
AIM Money Market Fund                      June 1, 2000
AIM Municipal Bond Fund                    June 1, 2000
AIM Short Term Bond Fund                  August 29, 2002
AIM Total Return Bond Fund               December 28, 2001
AIM Real Estate Fund***                 September 11, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series.

*** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM Select Real Estate Income Fund        May 31, 2002

                                 AIM SUMMIT FUND

FUND                                     EFFECTIVE DATE             COMMITTED UNTIL*
----                                     --------------             ---------------
AIM Summit Fund                          July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM High Income Municipal Fund             June 1, 2000
AIM Tax-Exempt Cash Fund                   June 1, 2000
AIM Tax-Free Intermediate Fund             June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
AIM V.I. Aggressive Growth Fund             May 1, 2000
AIM V.I. Balanced Fund                      May 1, 2000
AIM V.I. Basic Value Fund               September 10, 2001
AIM V.I. Blue Chip Fund                     May 1, 2000
AIM V.I. Capital Appreciation Fund          May 1, 2000
AIM V.I. Capital Development Fund           May 1, 2000
AIM V.I. Core Equity Fund                   May 1, 2000
AIM V.I. Dent Demographic Trends Fund       May 1, 2000
AIM V.I. Diversified Income Fund            May 1, 2000
AIM V.I. Global Utilities Fund              May 1, 2000
AIM V.I. Government Securities Fund         May 1, 2000
AIM V.I. Growth Fund                        May 1, 2000
AIM V.I. High Yield Fund                    May 1, 2000
AIM V.I. International Growth Fund          May 1, 2000
AIM V.I. Large Cap Growth Fund           September 1, 2003
AIM V.I. Mid Cap Core Equity Fund       September 10, 2001
AIM V.I. Money Market Fund                  May 1, 2000
AIM V.I. New Technology Fund                May 1, 2000
AIM V.I. Premier Equity Fund                May 1, 2000
AIM V.I. Small Cap Equity Fund           September 1, 2003

                           SHORT-TERM INVESTMENTS CO.

FUND                                       EFFECTIVE DATE           COMMITTED UNTIL*
----                                       --------------           ---------------
Liquid Assets Portfolio                    June 1, 2000
Prime Portfolio                            June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          SHORT-TERM INVESTMENTS TRUST

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                      --------------            ---------------
Government & Agency Portfolio              June 1, 2000
Government TaxAdvantage Portfolio          June 1, 2000
Treasury Portfolio                         June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE           COMMITTED UNTIL*
----                                       --------------           ---------------
Tax-Free Cash Reserve Portfolio****         June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

***** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust .